UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2024

GREEN PLAINS INC.

(Exact name of registrant as specified in its charter)

Iowa	001-32924	84-1652107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of principal executive offices)
(Zip code)

Registrant’s telephone number, including area code:

(402) 884-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, on September 16, 2023, Green Plains Partners LP, a Delaware limited partnership (the “Partnership”), Green Plains Holdings LLC, a Delaware limited liability company and the general partner of the Partnership, Green Plains Inc., an Iowa corporation (“GPRE”), GPLP Holdings Inc., a Delaware corporation and a wholly owned subsidiary of GPRE (“Holdings”) and GPLP Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Holdings (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Partnership, with the Partnership surviving as an indirect, wholly owned subsidiary of GPRE (the “Merger”).

On January 5, 2024, GPRE and the Partnership issued a joint press release announcing the results of the consent solicitation and the expected closing date of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Partnership under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of the Exhibit

99.1	Press Release, dated January 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

By:	/s/ Michelle Mapes
Name: Michelle Mapes
Title: Chief Legal & Administration Officer and Corporate Secretary

Dated: January 5, 2024